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                                                                    EXHIBIT 10.2


                         SEACHANGE INTERNATIONAL, INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



   1.  Purpose.  This Non-Qualified Stock Option Plan, to be known as the 1996
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Non-Employee Director Stock Option Plan (hereinafter, the "Plan"), is intended to promote the interests of SeaChange International, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

   2.  Available Shares.  The total number of shares of Common Stock, par value
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$.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 20,000 shares, subject to adjustment in accordance with paragraph 11 of this Plan; provided, however, that
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notwithstanding anything to the contrary set forth herein, options to purchase shares of Common Stock shall not be granted under this Plan unless and until this Plan has been approved by a majority of the stockholders of the Company which approval shall be no later than June 27, 1997. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

   3.  Administration.  This Plan shall be administered by the Board or by a
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committee appointed by the Board (the "Committee").  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

   4.  Eligibility and Limitations.  Options to purchase shares of Common Stock
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may be granted under this Plan only to members of the Board who are not employees or officers of the Company.

   5.  Automatic Grant of Options.  Subject to the availability of shares under
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this Plan, (a) each person who is or becomes a member of the Board and who satisfies the requirements of paragraph 4 of this Plan (a "Non-Employee Director") shall be automatically granted, on the later of (i) the date of approval of the Plan by the
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                                      -2-

stockholders of the Company, (ii) the date such person is first elected to the Board, or (iii) or the date such person first meets the requirements of paragraph 4 of this Plan (such later date being referred to herein as the "Grant Date"), without further action by the Board, an option to purchase 2,250 shares of the Common Stock, and (b) each person receiving an option pursuant to clause
(a) hereof who is a Non-Employee Director on each successive third anniversary of such person's Grant Date during the term of this Plan shall be automatically granted on each such date an option to purchase 2,250 shares of the Common Stock. The number of shares covered by options granted under this paragraph 5 shall be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan.

   6.  Option Price.  The purchase price of the stock covered by an option
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granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

   7.  Period of Option.  Unless sooner terminated in accordance with the
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provisions of paragraph 9 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

   8.  (a)  Vesting of Shares and Non-Transferability of Options.  Options
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granted under this Plan shall not be exercisable until they become vested.
Options granted under this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:
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                                      -3-

                                        Number of Option
                                        Shares for which
Date of Vesting                         Options will be Exercisable (cumulative)
- ---------------                         ----------------------------------------

Immediately upon date of grant          750 shares

At the end of each quarter              An additional 188 shares
thereafter, for seven quarters

At the end of the eighth quarter        An additional 184 shares

   The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan. Notwithstanding the foregoing, each option granted under this Plan that is outstanding, but unvested, shall become fully exercisable in the event of any Change in Control of the Company, as set forth below. For purposes of this Plan, a "Change in Control" means the occurrence of any of the following events:

       (A) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such surviving, resulting or reorganized corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

       (B) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

       (C) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any "person" (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of securities representing 35% or more of the Voting Stock of the Company;
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                                      -4-

       (D) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

       (E) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors of the Company at the beginning of any such period;

provided, however, that a "Change in Control" shall not be deemed to have
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occurred for purposes of this Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has occurred by reason of such beneficial ownership.

       (b) Non-transferability.  Any option granted pursuant to this Plan shall
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not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

   9.  Termination of Option Rights.
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       (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void. Any portion of an option which is vested, but has not been exercised at the time the optionee so ceases to be a member of the Board, may be exercised by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

       (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.
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                                      -5-

   10. Exercise of Option.  Subject to the terms and conditions of this Plan and
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the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to SeaChange Corporation at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 6 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee (or the optionee's personal representative, heir, or legatee if this option is being exercised pursuant to Section 9(b) hereof) as the owner of such shares on the books of the Company, and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee (or the optionee's personal representative, heir, or legatee if this option is being exercised pursuant to Section 9(b) hereof) as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option. In the event this option shall be exercised, pursuant to Section 9(b) hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

   11. Adjustments Upon Changes in Capitalization and Other Events.  Upon the
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occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

       (a) Stock Dividends and Stock Splits.  If the shares of Common Stock
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   shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or stock dividend.

       (b) Issuances of Securities.  Except as expressly provided herein, no
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   issuance by the Company of shares of stock of any class, or securities convertible
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                                    -6-

   into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

       (c) Adjustments.  Upon the happening of any of the foregoing events, the
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   class and aggregate number of shares set forth in paragraphs 2 and 5 of this
   Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 11 and its determination shall be conclusive.

   12. Restrictions on Issuance of Shares.  Notwithstanding the provisions of
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paragraphs 5 and 10 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

        (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

       (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

   13. Legend on Certificates.  The certificates representing shares issued
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pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

   14. Representation of Optionee.  If requested by the Company, the optionee
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shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

   15. Option Agreement.  Each option granted under the provisions of this Plan
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shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted.
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                                      -7-

The option agreement shall contain such terms, provisions, and conditions not inconsistent with this Plan as may be determined by the officer executing it.

   16. Termination and Amendment of Plan.  Options may no longer be granted
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under this Plan after June 27, 2006, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not,
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without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 11), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the
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provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Exchange Act (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

   17. Withholding of Income Taxes.  Upon the exercise of an option, the
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Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

   18. Governing Law.  The validity and construction of this Plan and the
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instruments evidencing options shall be governed by the laws of the State of
Delaware, without giving effect to the principles of conflicts of law thereof.


Date approved by Board of Directors of the Company:      June 28, 1996

Date approved by Stockholders of the Company:            June 28, 1996